TRAVELERS SERIES FUND INC.
on behalf of the
Salomon Brothers Global High Yield Portfolio

Supplement dated October 17, 2000
to Prospectus dated February 28, 2000

At a meeting of the shareholders of the Travelers Series Fund Inc. (the "Fund") held on September 25, 2000, the shareholders approved a new Sub-Advisory Agreement ("Agreement") with Salomon Brothers Asset Management Inc. ("SaBAM"), on behalf of the Salomon Brothers Global High Yield Portfolio ("Portfolio"). SaBAM is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").
The Portfolio's adviser, Travelers Investment Adviser Inc. ("TIA") is an indirect wholly owned subsidiary of Citigroup.

The Agreement obligates the sub-adviser to provide investment advisory services. It also provides for fees to be paid by the adviser to the sub-adviser monthly at the rate of 0.375% of the Portfolio's average daily net assets.

Peter Wilby, a Managing Director of SaBAM and senior portfolio manager for other SaBAM fixed income portfolios, serves as the Portfolio's portfolio manager under the Agreement approved by the shareholders. Mr. Wilby has 16 years of investment management experience and has been with SaBAM since 1989. SaBAM employs a team approach utilizing its investment resources and currently manages approximately $23 billion in separate accounts, mutual funds, partnerships and variable annuities.

The above information supplements and to the extent inconsistent therewith, replaces the information set forth in the Prospectus.


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